UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2012

Adept Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27122	94-2900635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Inglewood Drive, Pleasanton CA	94588
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (925) 245-3400

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 13, 2012, Adept Technology, Inc. (the "Company") closed its previously announced offering of 920,000 shares of its common stock, which includes full exercise of the over-allotment option of 120,000 shares, at a price of $4.00 per share, pursuant to an underwriting agreement with Roth Capital Partners, LLC, dated as of June 8, 2012.

On June 13, 2012, the Company issued a press release entitled "Adept Announces Closing of Common Stock Offering," a copy of which is filed as an exhibit to and incorporated by reference into this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of Adept Technology, Inc. issued June 13, 2012.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adept Technology, Inc. (Registrant)
June 13, 2012 (Date)	/s/ LISA M. CUMMINS Lisa M. Cummins Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated June 13, 2012